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                                                    [PHOTO - description needed]

Annual Report August 31, 2000

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                                   EATON VANCE
                                   INFORMATION
                                       AGE
                                      FUND

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[PHOTO - description needed]
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Eaton Vance Information Age Fund as of August 31, 2000
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OF JAMES B. HAWKES]

James B. Hawkes
President

Eaton Vance Information Age Fund, Class A shares, had a total return of 43.12% during the year ended August 31, 2000. That return was the result of an increase in net asset value per share (NAV) from $17.34 on August 31, 1999 to $21.84 on August 31, 2000, and the reinvestment of $2.226 per share in capital gains distributions.(1)

Class B shares had a total return of 42.58% for the same period, the result of an increase in NAV from $17.77 to $22.38, and the reinvestment of $2.226 per share in capital gains distributions.(1)

Class C shares had a total return of 42.42% for the same period, the result of an increase in NAV from $17.28 to $21.61, and the reinvestment of $2.226 per share in capital gains distributions.(1)

By comparison, the Morgan Stanley Capital International World Index - a broad-based index composed of global common stocks - had a return of 13.12% during the same period. The average return of funds in the Global Equity Classification was 24.41%, according to Lipper Inc., a nationally recognized monitor of U.S. mutual fund performance.(2)

Eaton Vance Information Age Fund performed extremely well against a backdrop of turbulent market conditions worldwide. In fact, Standard &Poor's recently honored Eaton Vance Information Age Fund with its Select Fund designation in the Global Fund category, making it the fifth Eaton Vance fund within four separate categories to receive such an honor.* Congratulations to all the investment professionals who made this award possible.

A key part of the Fund's success to date has been its multifaceted diversification. The Portfolio is not over-invested in any one stock, industry, geographic region, or market capitalization. We would urge investors, especially as market gains and declines become ever more precipitous, to diversify their own portfolios as well. A long-term investment horizon and a well-balanced asset allocation can be investors' best weapons against market volatility.

On the pages that follow, Co-Portfolio Managers Duncan Richardson and Jacob Rees-Mogg discuss the Portfolio's unique approach and its performance over the past 12 months.

                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             October 16, 2000


*Eaton Vance Information Age Fund was chosen by Standard & Poor's as one of its Select Funds in a report dated 9/21/00. To be an S&P Select Fund, a fund must not only have superior performance, it must have superior management as well. Designation is based on the six-month moving average of three years of absolute and volatility-adjusted performance data, relative to 240 Global Equity Funds as of 7/31/00. Select Funds must also demonstrate an appropriate level of management skill and experience, consistency of investment process, and depth of organization. Select Fund evaluations are not a recommendation to buy, sell, or hold and are based on information available to Standard & Poor's and may change at any time. Standard & Poor's does not guarantee the accuracy, adequacy, or completeness of this information and is not responsible for any error or omission in, or for results obtained from, the use of such information.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 2000

Performance(3)                                         Class A       Class B       Class C
------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------------------
One Year                                               43.12%        42.58%        42.42%
Life of Fund+                                          25.10         24.76         24.65

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
------------------------------------------------------------------------------------------
One Year                                               34.87%        37.58%        41.42%
Life of Fund+                                          23.62         24.60         24.65


+Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95


Ten Largest Holdings(4)
--------------------------------------------------------------------------------

TV Francaise                                  1.9%
Pearson PLC                                   1.9
McGraw-Hill Cos., Inc. (The)                  1.9
Endemol Entertainment                         1.8
Lexmark International Group, Inc.             1.8
Nippon Telegraph and Telephone Corp.          1.8
International Business Machines Corp.         1.8
British Telecommunications PLC                1.8
Nippon Broadcasting System                    1.7
United Technologies Corp.                     1.7


(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.(2) It is not possible to invest directly in an Index or Lipper average.(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.(4) Ten largest holdings accounted for 18.1% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

Eaton Vance Information Age Fund as of August 31, 2000
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------


AN INTERVIEW WITH
DUNCAN RICHARDSON AND
HON. JACOB REES-MOGG,
CO-PORTFOLIO MANAGERS OF
INFORMATION AGE PORTFOLIO

[PHOTO OF DUNCAN RICHARDSON]
Duncan Richardson
Co-Portfolio Manager

[PHOTO OF HON. JACOB REES-MOGG]
Hon. Jacob Rees-Mogg
Co-Portfolio Manager

Q: The Fund has had another year of excellent returns. As co-managers of the Fund, how would you summarize its success to date?

A: MR. RICHARDSON: This year marks the fifth anniversary of the Fund. What made us successful this year is no different from what has marked the Portfolio's returns since inception: that is, the structure of the Portfolio and our investment discipline. Five years ago, we set up a Fund that could capture two "mega-trends" that we thought would persist for several decades. We believed the tremendous advances in technology and worldwide deregulation would all result in increased demand for technological products and information services. We wanted it to be a broad-based, diversified product, a long-term growth vehicle for investors to take advantage of these global opportunities. We structured the Portfolio so that it is diversified along geographic, industry, and market-capitalization lines. The Fund's unique structure has helped provide a buffer against much of the volatility we've seen in technology and other sectors.

     MR. REES-MOGG: The second element, as Duncan mentioned, is the investment discipline used in selecting stocks for the Portfolio. We both believe in the guiding principle of "no unnecessary risk," and we both have a fundamentals-driven approach to stock picking. That is to say, our teams of investment professionals, based both in Boston and in London, travel around the world seeking what we believe are the best growth companies of the Information Age. By "best" we mean best-quality business plan, management, fundamentals and, not to be forgotten, price. It appears as though the markets were beginning to pay more attention to price and valuations in the past few months, unlike the last quarter of 1999, which saw a lot of frenzied buying of low-quality, high-priced stocks.



Q:   How did the Fund fare during the market fluctuations of the past year?

A: MR. RICHARDSON: We had a great calendar year 1999 and early 2000, as both the technology and telecom sectors soared. Then, despite having trimmed our exposure to many technology and telecom firms, our fortunes reversed somewhat as these sectors corrected dramatically. However, I would say that our reversal was rather mild, compared to the reversals suffered by more narrowly focused sector funds, because of our broadly diversified structure. Certainly, we did see some pull-back in performance during this period. Our valuation discipline tended to smooth out some of the volatility of the market, but due to our investments in higher-growth stocks, some volatility is unavoidable.

     MR. REES-MOGG: The international half of the Portfolio had a rough go of it-in fact, most international funds were down for the year, particularly in Europe and Japan. We have, over the course of the past year, pulled back from some of our telecommunications holdings, but to the extent that you had any telecom exposure worldwide this year, that hurt performance. On the whole, however, because markets tend to move in cycles, investors generally can benefit from international diversification. This was

Geographic Distribution+
--------------------------------------------------------------------------------
As a percentage of total investments

[CHART]

Other 2.5%
Japan 14.6%
United Kingdom 8.5%
United States 61.3%
Other Asia 5.3%
Other Europe 7.8%

+Portfolio distribution subject to change due to active management.

Eaton Vance Information Age Fund as of August 31, 2000
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------


     certainly the case in the prior fiscal year, and we expect continued benefits from international diversification going forward.

Q:   What more can you tell us about the telecom holdings of the Portfolio?

A: MR. RICHARDSON: We've been adding to telecom names very selectively. The current weighting is roughly 10% of the Portfolio, down from a high of over 30%. We don't think the shake-out is over in that area. In the past five years, there has been a tremendous funding by the capital markets of telecom companies worldwide, resulting in increased competition. We believe there will be ongoing consolidation in this industry, but as the recent resistance to the Sprint and Worldcom merger shows, the trend towards deregulation has been put on hold.

     MR. REES-MOGG: We have seen literally scores of interest rate increases around the world, and a lot of evidence of economic slowing. This is a desirable economic scenario, so that inflation does not get out of hand. However, because a big part of economic growth has been tech and telecom spending, we're concerned about the actual company fundamentals meeting the high expectations of investors as growth slows. It could be a very tumultuous time, one in which investors would want to stay in a flexible investment vehicle that has both the structure and the discipline to navigate changes in the global markets. Overall, we're expecting that we can use the opportunities in this challenging area to selectively increase our weighting in telecom.

Q:   Jacob, in which industries is the Portfolio more confident?

A: MR. REES-MOGG: The media sector has always been a big area for us, one which is perhaps being emphasized more now because of our caution in tech and telecom. We leaned towards the broadcasting and cable industry, which was a big driver of the Portfolio for years. Although we had sold some holdings in that area, the stocks have since corrected quite substantially, so we've been able to reinitiate some positions, both in the U.S. and internationally. Duncan and I both have found compelling companies that we think can exploit some of the new media opportunities while continuing to maintain their old-line media businesses. We've also had a pretty good weighting in publishing (about 10% of the Portfolio), another area that benefits from the Information Age - an older, established area that's not terribly exciting in terms of growth, but that has opportunity to accelerate growth and improve profitability by using the new media.

Q: We've talked about how the Portfolio has been structured to reduce the impact of market volatility. How successful has this strategy been?

A: MR. RICHARDSON: It's very easy to measure the absolute or relative returns of a fund; it's harder to measure the risk taken to get those returns. One way to do that is to use the Sharpe ratio, a measure of historical risk-adjusted return developed by Nobel Laureate William Sharpe. It calculates the excess rate of return above a 90-day T-bill, which is a safe alternative, then measures the volatility of the excess versus the volatility of the T-bill return.

     Jacob and I both believe that an important part of our job is to manage the risk of investing in higher-growth industries and companies. We were pleased that the Portfolio


Five Largest Industry Positions+
--------------------------------------------------------------------------------
As a percentage of total net assets

[GRAPH]

Broadcasting and Cable 11.1%
Publishing 10.0%
Communications Services 9.7%
Electrical and Electronics 7.9%
Computers and Business Equipment 6.4%

+Portfolio positions subject to change due to active management.

Eaton Vance Information Age Fund as of August 31, 2000
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------


maintains one of the highest Sharpe ratios in our peer group.

Q:   Any final words for the Fund's shareholders?

A: MR. RICHARDSON: We are quite proud of the Fund's performance record. Last year, Class A shares returned almost 55% and this year 43% -- those are great fiscal year reports, and returns of that magnitude are not expected going forward. This Portfolio should be viewed as a longer-term investment vehicle that can capture the longer-term trends, not as a trading vehicle. We believe that the trends we've seen in Information Age technologies are going to be in place for a while, and we are committed to providing the level of research necessary to stay on top of these trends. We believe that research will be even more important to investors going forward.

     As we've said in past reports, we can expect continued market volatility in the future, since valuations in some sectors remain a concern and aggressive, "momentum-style" trading still dominates high-growth investing. In the past five years, we were generally able to navigate periods of stress in the markets (such as the Asian crisis in 1997, the Long Term Capital debacle in 1998, and Y2K jitters in 1999) without giving investors too volatile a ride. I attribute our high absolute and risk-adjusted returns in large part to our research teams, but also to the flexible structure of the Portfolio.

     We both thank our fellow shareholders who have entrusted us with their funds over the past five years, and we look forward to productively investing in global growth opportunities together into the next millennium.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Information
Age Fund, Class A vs. the Morgan Stanley Capital International World Index*

September 30, 1995 - August 31, 2000

   Date          MSCI Index     EATON VANCE INFORMATION       FUND, INCLUDING
                                AGE FUND, CLASS A             MAXIMUM SALES CHARGE
  9/30/95         $10,000           $10,000                      $10,000
 10/31/95          $9,840           $10,138                       $9,554
 11/30/95         $10,180           $10,236                       $9,647
 12/31/95         $10,475           $10,296                       $9,703
  1/31/96         $10,663           $10,335                       $9,740
  2/29/96         $10,725           $10,562                       $9,954
  3/31/96         $10,902           $10,581                       $9,972
  4/30/96         $11,156           $11,143                      $10,501
  5/31/96         $11,163           $11,360                      $10,706
  6/30/96         $11,217           $11,192                      $10,548
  7/31/96         $10,819           $10,502                       $9,898
  8/31/96         $10,941           $10,897                      $10,269
  9/30/96         $11,367           $11,547                      $10,882
 10/31/96         $11,444           $11,320                      $10,669
 11/30/96         $12,083           $11,842                      $11,161
 12/31/96         $11,887           $11,715                      $11,041
  1/31/97         $12,028           $11,923                      $11,236
  2/28/97         $12,165           $11,932                      $11,246
  3/31/97         $11,922           $11,518                      $10,855
  4/30/97         $12,309           $11,617                      $10,948
  5/31/97         $13,067           $12,564                      $11,840
  6/30/97         $13,716           $13,027                      $12,277
  7/31/97         $14,345           $13,648                      $12,863
  8/31/97         $13,384           $13,186                      $12,427
  9/30/97         $14,108           $13,869                      $13,071
 10/31/97         $13,364           $13,142                      $12,386
 11/30/97         $13,598           $13,484                      $12,708
 12/31/97         $13,761           $13,734                      $12,943
  1/31/98         $14,142           $13,895                      $13,095
  2/28/98         $15,097           $15,070                      $14,203
  3/31/98         $15,732           $15,923                      $15,006
  4/30/98         $15,883           $15,969                      $15,050
  5/31/98         $15,682           $15,716                      $14,811
  6/30/98         $16,052           $16,015                      $15,093
  7/31/98         $16,024           $15,865                      $14,952
  8/31/98         $13,884           $13,492                      $12,715
  9/30/98         $14,128           $14,091                      $13,280
 10/31/98         $15,402           $14,437                      $13,606
 11/30/98         $16,316           $15,324                      $14,442
 12/31/98         $17,110           $16,782                      $15,816
  1/31/99         $17,483           $17,831                      $16,804
  2/28/99         $17,015           $17,156                      $16,168
  3/31/99         $17,721           $17,976                      $16,941
  4/30/99         $18,417           $19,085                      $17,986
  5/31/99         $17,742           $18,795                      $17,713
  6/30/99         $18,567           $20,736                      $19,543
  7/31/99         $18,508           $21,375                      $20,145
  8/31/99         $18,473           $20,893                      $19,690
  9/30/99         $18,291           $21,496                      $20,259
 10/31/99         $19,240           $22,936                      $21,616
 11/30/99         $19,778           $26,209                      $24,700
 12/31/99         $21,377           $30,700                      $28,932
  1/31/00         $20,150           $30,330                      $28,584
  2/29/00         $20,202           $33,453                      $31,527
  3/31/00         $21,596           $33,700                      $31,760
  4/30/00         $20,680           $30,796                      $29,023
  5/31/00         $20,154           $29,371                      $27,680
  6/30/00         $20,831           $30,549                      $28,790
  7/31/00         $20,242           $28,494                      $26,854
  8/31/00         $20,898           $29,919                      $28,197

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Information
Age Fund, Class B vs. the Morgan Stanley Capital International World Index*

September 30, 1995 - August 31, 2000

   Date          MSCI Index     EATON VANCE INFORMATION
                                AGE FUND, CLASS B
  9/30/95         $10,000          $10,000
 10/31/95          $9,840          $10,128
 11/30/95         $10,180          $10,226
 12/31/95         $10,475          $10,285
  1/31/96         $10,663          $10,315
  2/29/96         $10,725          $10,541
  3/31/96         $10,902          $10,571
  4/30/96         $11,156          $11,112
  5/31/96         $11,163          $11,329
  6/30/96         $11,217          $11,161
  7/31/96         $10,819          $10,482
  8/31/96         $10,941          $10,866
  9/30/96         $11,367          $11,516
 10/31/96         $11,444          $11,289
 11/30/96         $12,083          $11,811
 12/31/96         $11,887          $11,685
  1/31/97         $12,028          $11,892
  2/28/97         $12,165          $11,902
  3/31/97         $11,922          $11,478
  4/30/97         $12,309          $11,567
  5/31/97         $13,067          $12,513
  6/30/97         $13,716          $12,966
  7/31/97         $14,345          $13,587
  8/31/97         $13,384          $13,126
  9/30/97         $14,108          $13,808
 10/31/97         $13,364          $13,083
 11/30/97         $13,598          $13,414
 12/31/97         $13,761          $13,655
  1/31/98         $14,142          $13,811
  2/28/98         $15,097          $14,992
  3/31/98         $15,732          $15,827
  4/30/98         $15,883          $15,872
  5/31/98         $15,682          $15,627
  6/30/98         $16,052          $15,916
  7/31/98         $16,024          $15,760
  8/31/98         $13,884          $13,399
  9/30/98         $14,128          $13,989
 10/31/98         $15,402          $14,323
 11/30/98         $16,316          $15,203
 12/31/98         $17,110          $16,647
  1/31/99         $17,483          $17,683
  2/28/99         $17,015          $17,008
  3/31/99         $17,721          $17,822
  4/30/99         $18,417          $18,905
  5/31/99         $17,742          $18,614
  6/30/99         $18,567          $20,535
  7/31/99         $18,508          $21,152
  8/31/99         $18,473          $20,675
  9/30/99         $18,291          $21,257
 10/31/99         $19,240          $22,671
 11/30/99         $19,778          $25,963
 12/31/99         $21,377          $30,389
  1/31/00         $20,150          $30,007
  2/29/00         $20,202          $33,104
  3/31/00         $21,596          $33,315
  4/30/00         $20,680          $30,429
  5/31/00         $20,154          $29,005
  6/30/00         $20,831          $30,165
  7/31/00         $20,242          $28,122
  8/31/00         $20,898          $29,493
                                   $29,293**

** This figure represents the performance of the Fund's Class B shares, including the applicable CDSC.

Performance+                                           Class A       Class B       Class C
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------------------
One Year                                               43.12%        42.58%        42.42%
Life of Fund++                                         25.10         24.76         24.65

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
------------------------------------------------------------------------------------------
One Year                                               34.87%        37.58%        41.42%
Life of Fund++                                         23.62         24.60         24.65


++Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95


* Source: TowersData Systems, Bethesda, MD. Investment operations commenced 9/18/95. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the total return of the Fund's Class A and B shares with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International (MSCI) World Index - a broad-based index of global common stocks. An investment in the Fund's Class C shares on 11/30/95 at net asset value would have grown to $28,672 on August 31, 2000. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2000
Assets
------------------------------------------------------
Investment in Information Age Portfolio,
   at value
   (identified cost, $221,305,221)        $256,275,812
Receivable for Fund shares sold              2,183,079
Receivable from affiliate for
   reimbursement of expenses                    61,194
Tax reclaim receivable                           1,511
Deferred organization expenses                   2,889
------------------------------------------------------
TOTAL ASSETS                              $258,524,485
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    467,731
Payable to affiliate for service fees           35,129
Payable to affiliate for Trustees' fees            607
Accrued expenses                                96,896
------------------------------------------------------
TOTAL LIABILITIES                         $    600,363
------------------------------------------------------
NET ASSETS                                $257,924,122
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $209,331,980
Accumulated undistributed net realized
   gain from Portfolio (computed on the
   basis of identified cost)                13,621,551
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         34,970,591
------------------------------------------------------
TOTAL                                     $257,924,122
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 68,207,680
SHARES OUTSTANDING                           3,122,998
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      21.84
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $21.84)      $      23.17
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $148,603,468
SHARES OUTSTANDING                           6,640,078
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      22.38
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 41,112,974
SHARES OUTSTANDING                           1,902,799
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      21.61
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2000
Investment Income
-----------------------------------------------------
Interest allocated from Portfolio         $   998,860
Dividends allocated from Portfolio (net
   of foreign taxes, $58,032)                 882,828
Expenses allocated from Portfolio          (2,111,936)
-----------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $  (230,248)
-----------------------------------------------------

Expenses
-----------------------------------------------------
Management fee                            $   467,877
Trustees fees and expenses                      3,059
Distribution and service fees
   Class A                                    239,232
   Class B                                  1,106,271
   Class C                                    256,775
Transfer and dividend disbursing agent
   fees                                       256,912
Registration fees                              53,184
Custodian fee                                  28,641
Printing and postage                           27,750
Amortization of organization expenses          25,747
Legal and accounting services                  24,816
Miscellaneous                                  27,923
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,518,187
-----------------------------------------------------
Deduct --
   Reimbursement of Class A distribution
      and service fees                    $   (61,194)
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $   (61,194)
-----------------------------------------------------

NET EXPENSES                              $ 2,456,993
-----------------------------------------------------

NET INVESTMENT LOSS                       $(2,687,241)
-----------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $18,878,683
   Foreign currency and forward foreign
      currency exchange
      contract transactions                  (277,962)
-----------------------------------------------------
NET REALIZED GAIN                         $18,600,721
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $17,503,031
   Foreign currency and forward foreign
      currency exchange contracts               7,797
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $17,510,828
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $36,111,549
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $33,424,308
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2000  AUGUST 31, 1999
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $    (2,687,241) $    (1,036,898)
   Net realized gain                           18,600,721        9,797,399
   Net change in unrealized
      appreciation (depreciation)              17,510,828       15,401,374
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $    33,424,308  $    24,161,875
--------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain
      Class A                             $    (2,967,886) $      (623,957)
      Class B                                  (6,969,402)      (1,503,429)
      Class C                                  (1,014,923)        (131,635)
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $   (10,952,211) $    (2,259,021)
--------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $    53,665,996  $     8,076,961
      Class B                                  93,465,887       10,983,681
      Class C                                  36,255,216        3,329,088
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                   2,796,340          585,157
      Class B                                   6,441,534        1,385,737
      Class C                                     979,827          126,075
   Cost of shares redeemed
      Class A                                 (15,495,226)      (5,987,469)
      Class B                                 (15,844,810)      (7,349,983)
      Class C                                  (3,801,210)      (1,187,646)
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $   158,463,554  $     9,961,601
--------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $   180,935,651  $    31,864,455
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $    76,988,471  $    45,124,016
--------------------------------------------------------------------------
AT END OF YEAR                            $   257,924,122  $    76,988,471
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 CLASS A
                                  --------------------------------------
                                          YEAR ENDED AUGUST 31,
                                  --------------------------------------
                                    2000(1)        1999(1)        1998
------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $17.340        $11.710      $11.970
------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------
Net investment loss                 $(0.213)       $(0.217)     $(0.156)
Net realized and unrealized
   gain                               6.939          6.469        0.431
------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 6.726        $ 6.252      $ 0.275
------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------
From net realized gain              $(2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $21.840        $17.340      $11.710
------------------------------------------------------------------------

TOTAL RETURN(2)                       43.12%         54.95%        2.32%
------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $68,208        $20,908      $12,263
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     1.99%          2.46%        2.68%
   Net investment loss                (0.98)%        (1.47)%      (1.20)%
Portfolio Turnover of the
   Portfolio                            173%           131%         157%
------------------------------------------------------------------------
+  The expenses of the fund reflect a reimbursement of Class A distribution and service fees. Had such action not been taken, the ratios and net investment loss per share would have been
   as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.12%
   Net investment loss                (1.11)%
Net investment loss per share       $(0.241)
------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------------
                                    2000(1)        1999(1)        1998        1997          1996(1)(2)
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 17.770        $12.030      $12.310     $11.040          $10.000
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.353)       $(0.284)     $(0.210)    $(0.178)         $(0.134)
Net realized and unrealized
   gain                               7.189          6.646        0.465       2.490            1.174
----------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  6.836        $ 6.362      $ 0.255     $ 2.312          $ 1.040
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net realized gain             $ (2.226)       $(0.622)     $(0.535)    $(1.042)         $    --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (2.226)       $(0.622)     $(0.535)    $(1.042)         $    --
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 22.380        $17.770      $12.030     $12.310          $11.040
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                       42.58%         54.39%        2.08%      20.79%           10.40%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $148,603        $49,963      $30,331     $29,037          $21,800
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     2.59%          2.87%        3.12%       3.19%            2.96%(5)
   Net investment loss                (1.59)%        (1.88)%      (1.64)%     (1.67)%          (1.34)%(5)
Portfolio Turnover of the
   Portfolio                            173%           131%         157%        160%             115%
----------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from the start of business, September 18, 1995, to August 31, 1996.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 CLASS C
                                  --------------------------------------
                                          YEAR ENDED AUGUST 31,
                                  --------------------------------------
                                    2000(1)        1999(1)        1998
------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $17.280        $11.720      $12.020
------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------
Net investment loss                 $(0.342)       $(0.290)     $(0.205)
Net realized and unrealized
   gain                               6.898          6.472        0.440
------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 6.556        $ 6.182      $ 0.235
------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------
From net realized gain              $(2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $21.610        $17.280      $11.720
------------------------------------------------------------------------

TOTAL RETURN(2)                       42.42%         54.29%        1.96%
------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $41,113        $ 6,118      $ 2,531
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     2.60%          2.93%        3.20%
   Net investment loss                (1.57)%        (1.94)%      (1.72)%
Portfolio Turnover of the
   Portfolio                            173%           131%         157%
------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at the net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (76.6% at August 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

   Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2000, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $467,877. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $127,418 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2000.

4 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED AUGUST 31,
                                              ---------------------
    CLASS A                                      2000       1999
    ---------------------------------------------------------------
    Sales                                     2,442,532    517,627
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                166,850     43,636
    Redemptions                                (692,287)  (402,383)
    ---------------------------------------------------------------
    NET INCREASE                              1,917,095    158,880
    ---------------------------------------------------------------

                                              YEAR ENDED AUGUST 31,
                                              ---------------------
    CLASS B                                      2000       1999
    ---------------------------------------------------------------
    Sales                                     4,162,205    687,038
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                372,835    100,635
    Redemptions                                (707,108)  (496,264)
    ---------------------------------------------------------------
    NET INCREASE                              3,827,932    291,409
    ---------------------------------------------------------------

                                              YEAR ENDED AUGUST 31,
                                              ---------------------
    CLASS C                                      2000       1999
    ---------------------------------------------------------------
    Sales                                     1,665,715    210,580
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 58,963      9,416
    Redemptions                                (175,972)   (81,774)
    ---------------------------------------------------------------
    NET INCREASE                              1,548,706    138,222
    ---------------------------------------------------------------

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan), and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, EVD, in an amount equal to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year. The Class B and Class C Plans provide for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class.

   The Fund paid or accrued $181,944, $851,989, and $192,472 for Class A, Class B, and Class C shares,

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   respectively, to or payable to EVD for the year ended August 31, 2000, representing 0.38%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 2000, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $3,941,000 and $1,716,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and investment dealers in amounts equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2000 amounted to $57,288, $254,282, and $64,303 for Class A, Class B, and Class C shares, respectively.

   For the year ended August 31, 2000, EVM reimbursed Class A distribution and service fees to the extent that annual operating expenses for Class A exceeded 1.99%. Such reimbursement for the year ended August 31, 2000 totaled $61,194.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $172,000 and $4,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended August 31, 2000.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $181,564,431 and $37,887,803, respectively, for the year ended August 31, 2000.

8 Tax Information (unaudited)
-------------------------------------------
   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,382,519 as long-term capital gain dividends for the fiscal year ended August 31, 2000.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INFORMATION AGE FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Information Age Fund (the "Fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 31, 2000

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

COMMON STOCKS -- 92.7%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Advertising -- 2.4%
-----------------------------------------------------------------------
Harte-Hanks, Inc.                              105,000     $  2,638,125
Interpublic Group of Companies, Inc.           110,000        4,207,500
Omnicom Group, Inc.                             15,000        1,251,562
-----------------------------------------------------------------------
                                                           $  8,097,187
-----------------------------------------------------------------------
Aerospace and Defense -- 3.1%
-----------------------------------------------------------------------
Lockheed Martin Corp.                          170,000     $  4,823,750
United Technologies Corp.                       90,000        5,619,375
-----------------------------------------------------------------------
                                                           $ 10,443,125
-----------------------------------------------------------------------
Auto and Parts -- 1.2%
-----------------------------------------------------------------------
Toyoda Gosei Co. Ltd.(1)                        70,000     $  4,069,577
-----------------------------------------------------------------------
                                                           $  4,069,577
-----------------------------------------------------------------------
Banks and Money Services -- 2.1%
-----------------------------------------------------------------------
Morgan (J.P.) & Co., Inc.                       30,000     $  5,015,625
Sadot Research/Development Fund
Ltd.(1)(2)(3)(4)                             1,013,500        2,069,859
-----------------------------------------------------------------------
                                                           $  7,085,484
-----------------------------------------------------------------------
Biotechnology -- 1.6%
-----------------------------------------------------------------------
Transkaryotic Therapies, Inc.(2)               120,000     $  5,205,000
-----------------------------------------------------------------------
                                                           $  5,205,000
-----------------------------------------------------------------------
Broadcasting and Cable -- 11.1%
-----------------------------------------------------------------------
Comcast Corp., Class A(2)                      120,000     $  4,470,000
Cox Communications, Inc., Class A(2)            90,000        3,200,625
Entravision Communications(2)                   50,000          990,625
Infinity Broadcasting Corp.(2)                  80,000        3,030,000
Infomedia Ltd.(1)                              500,000          636,867
Mediaset Spa(1)(2)                             140,000        2,493,157
Nippon Broadcasting System(1)                  100,000        5,851,189
Sinclair Broadcast Group, Inc., Class
A(2)                                            90,000        1,085,625
Sirius Satellite Radio, Inc.(2)                100,000        5,150,000
Television Broadcasts, Ltd.(1)                 440,000        2,487,947
TV Francaise(1)                                 86,000        6,268,048
USA Networks, Inc.(2)                           60,000        1,443,750
-----------------------------------------------------------------------
                                                           $ 37,107,833
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Business Services - Miscellaneous -- 2.2%
-----------------------------------------------------------------------
Ceridian Corp.(2)                               40,000     $    967,500
Rhapsody Ltd. - Musiclegal.Com(3)                  750          750,000
Secom Co. Ltd.(1)                               55,000        4,007,220
Thermo Cardiosystems, Inc.(2)                  175,000        1,629,687
-----------------------------------------------------------------------
                                                           $  7,354,407
-----------------------------------------------------------------------
Communications Equipment -- 0.7%
-----------------------------------------------------------------------
Cable Design Technologies Corp.(2)              90,000     $  2,430,000
-----------------------------------------------------------------------
                                                           $  2,430,000
-----------------------------------------------------------------------
Communications Services -- 9.4%
-----------------------------------------------------------------------
BellSouth Corp.                                 60,000     $  2,238,750
British Telecommunications PLC(1)              467,668        5,933,947
Cable and Wireless PLC(1)                      281,250        5,191,811
China Mobile (Hong Kong)(1)(2)                 400,000        3,077,239
China Unicom, Ltd.(1)(2)                       748,000        1,735,922
Cybertron Telekom AG(1)                         65,000        1,154,075
DDI Corp.(1)                                       600        4,725,960
ECtel, Ltd.(1)(2)                              109,200        2,497,950
Korea Telecom Corp. ADR(2)                      54,427        2,061,423
SBC Communications, Inc.                        70,000        2,922,500
-----------------------------------------------------------------------
                                                           $ 31,539,577
-----------------------------------------------------------------------
Computer Services -- 0.6%
-----------------------------------------------------------------------
SunGard Data Systems, Inc.(2)                   55,000     $  1,980,000
-----------------------------------------------------------------------
                                                           $  1,980,000
-----------------------------------------------------------------------
Computer Software - Services -- 2.5%
-----------------------------------------------------------------------
Meta4 NV(1)(2)                                 120,000     $    633,853
Microsoft Corp.(2)                              75,000        5,235,937
SilverStream Software, Inc.(2)                  20,000          695,000
Tecnomatix Technologies Ltd.(1)(2)             114,724        1,720,860
-----------------------------------------------------------------------
                                                           $  8,285,650
-----------------------------------------------------------------------
Computers and Business Equipment -- 6.1%
-----------------------------------------------------------------------
ASM Lithography Holding NV(1)                  108,000     $  4,077,649
BTC Korea Co., Ltd.(1)                         201,658          503,804
International Business Machines Corp.           45,000        5,940,000
Lexmark International Group, Inc.(2)            90,000        6,103,125
National Instruments Corp.(2)                   90,000        3,886,875
-----------------------------------------------------------------------
                                                           $ 20,511,453
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Electric Utilities -- 0.1%
-----------------------------------------------------------------------
NRG Energy, Inc.(2)                             16,000     $    420,000
-----------------------------------------------------------------------
                                                           $    420,000
-----------------------------------------------------------------------
Electrical and Electronics -- 7.7%
-----------------------------------------------------------------------
Avimo Group Ltd.(1)(2)                         400,000     $    771,600
Hirose Electronics Co. Ltd.(1)                  30,000        4,349,008
Infineon Technologies AG(1)                     18,000        1,194,468
Litton Industries, Inc.(2)                      50,000        2,765,625
Mosel Vitelic, Inc.(1)                       1,285,760        2,216,113
Murata Mfg Co. Ltd.(1)                          10,000        1,531,249
Sato Corp.(1)                                  110,000        2,764,311
TDK Corporation(1)                              21,000        3,103,380
Thermo Electron Corp.(2)                       160,000        3,720,000
Toshiba Corp.(1)                               320,000        3,147,639
-----------------------------------------------------------------------
                                                           $ 25,563,393
-----------------------------------------------------------------------
Electronics - Semiconductors -- 2.3%
-----------------------------------------------------------------------
Motorola, Inc.                                 100,000     $  3,606,250
Samsung Electronics(1)(2)                        1,577          389,005
Via Technologies, Inc.(1)(2)                   283,500        3,781,218
-----------------------------------------------------------------------
                                                           $  7,776,473
-----------------------------------------------------------------------
Entertainment -- 4.9%
-----------------------------------------------------------------------
Disney (Walt) Co.                              130,000     $  5,061,875
Endemol Entertainment(1)(3)(4)                  50,000        6,125,475
Shochiku(1)                                    215,000        1,058,418
Viacom, Inc., Class B(2)                        61,700        4,153,181
-----------------------------------------------------------------------
                                                           $ 16,398,949
-----------------------------------------------------------------------
Financial Services -- 6.0%
-----------------------------------------------------------------------
Franklin Resources, Inc.                       130,000     $  4,940,000
Knight Trading Group, Inc.(2)                   80,000        2,510,000
MGIC Investment Corp.                           40,000        2,352,500
Reuters Group PLC(1)(2)                        100,000        2,001,138
Schwab (Charles) Corp.                         135,000        5,155,313
Sun Life Financial Services of Canada
ADR(2)                                         150,000        3,159,375
-----------------------------------------------------------------------
                                                           $ 20,118,326
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Information Services -- 2.8%
-----------------------------------------------------------------------
Acxiom Corp.(2)                                 80,000     $  2,040,000
Automatic Data Processing, Inc.                 85,000        5,068,125
Azlan Group PLC(1)(2)                          800,000        2,285,358
-----------------------------------------------------------------------
                                                           $  9,393,483
-----------------------------------------------------------------------
Media -- 1.3%
-----------------------------------------------------------------------
Granada Compass PLC(1)                         339,615     $  4,178,656
-----------------------------------------------------------------------
                                                           $  4,178,656
-----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 4.0%
-----------------------------------------------------------------------
Core Laboratories NV(1)(2)                     110,000     $  2,117,500
Dynegy, Inc., Class A                           80,000        3,600,000
Schlumberger Ltd.                               35,000        2,985,938
Williams Cos., Inc. (The)                      100,000        4,606,250
-----------------------------------------------------------------------
                                                           $ 13,309,688
-----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 1.5%
-----------------------------------------------------------------------
Enron Corp.                                     60,000     $  5,092,500
-----------------------------------------------------------------------
                                                           $  5,092,500
-----------------------------------------------------------------------
Pharmaceutical -- 1.2%
-----------------------------------------------------------------------
Alza Corp.(2)                                   15,000     $  1,134,375
Millennium Pharmaceuticals(2)                   20,000        2,862,500
-----------------------------------------------------------------------
                                                           $  3,996,875
-----------------------------------------------------------------------
Photo Equipment and Supplies -- 1.2%
-----------------------------------------------------------------------
Fuji Photo Film(1)                             108,000     $  3,868,536
-----------------------------------------------------------------------
                                                           $  3,868,536
-----------------------------------------------------------------------
Publishing -- 10.0%
-----------------------------------------------------------------------
Dow Jones & Co., Inc.                           45,000     $  2,815,313
Houghton Mifflin Co.                            40,000        1,967,500
McGraw-Hill Cos., Inc. (The)                   100,000        6,193,750
New York Times Co. (The), Class A              100,000        3,918,750
News Corp. Ltd.(1)                             150,636        1,964,281
Pearson PLC(1)                                 216,364        6,243,603
Springer Axel Verlag AG(1)                       3,256        3,165,113
Tribune Co.                                     90,000        3,211,875
Trinity Mirror PLC(1)                          500,000        3,781,136
-----------------------------------------------------------------------
                                                           $ 33,261,321
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Semiconductor Equipment -- 1.0%
-----------------------------------------------------------------------
Toshiba Tungaloy Co., Ltd.(1)                  500,000     $  3,385,063
-----------------------------------------------------------------------
                                                           $  3,385,063
-----------------------------------------------------------------------
Specialty Chemicals and Materials -- 1.0%
-----------------------------------------------------------------------
Shin-Etsu Chemical Co.(1)                       70,000     $  3,439,449
-----------------------------------------------------------------------
                                                           $  3,439,449
-----------------------------------------------------------------------
Telecommunications -- 1.8%
-----------------------------------------------------------------------
Nippon Telegraph and Telephone Corp.(1)            500     $  5,954,334
-----------------------------------------------------------------------
                                                           $  5,954,334
-----------------------------------------------------------------------
Transportation -- 2.9%
-----------------------------------------------------------------------
Expeditors International Wash Inc.             110,000     $  5,390,000
Fedex Corp.(2)                                 110,000        4,438,500
-----------------------------------------------------------------------
                                                           $  9,828,500
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $264,322,214)                          $310,094,839
-----------------------------------------------------------------------

CONVERTIBLE BONDS & NOTES -- 1.0%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Communications Services -- 0.3%
-----------------------------------------------------------------------
Deltacom Ltd., 0.00%, 12/21/02(1)           $    1,000     $  1,000,000
-----------------------------------------------------------------------
                                                           $  1,000,000
-----------------------------------------------------------------------
Computers and Business Equipment -- 0.3%
-----------------------------------------------------------------------
JC Hyun System, 0.00%, 11/25/02(1)          $    1,000     $  1,000,000
-----------------------------------------------------------------------
                                                           $  1,000,000
-----------------------------------------------------------------------
Electrical and Electronics -- 0.3%
-----------------------------------------------------------------------
TBK Electronics, 0.00%, 4/4/05(1)           $    1,000     $  1,000,000
-----------------------------------------------------------------------
                                                           $  1,000,000
-----------------------------------------------------------------------
Pharmaceutical -- 0.1%
-----------------------------------------------------------------------
Dong Sung Corp., 0.00%, 2/21/05(1)          $      500     $    500,000
-----------------------------------------------------------------------
                                                           $    500,000
-----------------------------------------------------------------------
Total Convertible Bonds & Notes
   (identified cost $3,500,000)                            $  3,500,000
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 11.0%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Corp. Asset Funding, 6.50%, 10/2/00         $   10,792     $ 10,731,595
GE Capital Corp., 6.67%, 9/1/00                 10,562       10,562,000
Teco Finance, 6.51%, 9/19/00                    15,388       15,337,912
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $36,631,507)                        $ 36,631,507
-----------------------------------------------------------------------
Total Investments -- 104.7%
   (identified cost $304,453,721)                          $350,226,346
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (4.7)%                   $(15,614,964)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $334,611,382
-----------------------------------------------------------------------

 ADR - American Depositary Receipt

 (1)  Foreign security.
 (2)  Non-income producing security.
 (3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (4)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

COUNTRY CONCENTRATION OF PORTFOLIO

                                          PERCENTAGE
COUNTRY                                   OF NET ASSETS  VALUE
---------------------------------------------------------------------
United States                                   64.2%    $214,773,361
Japan                                           15.3%      51,255,333
United Kingdom                                   8.9%      29,615,649
Netherlands                                      3.9%      12,954,477
Hong Kong                                        2.2%       7,301,108
Israel                                           1.9%       6,288,669
France                                           1.9%       6,268,048
Taiwan                                           1.8%       5,997,331
Republic of Korea                                1.3%       4,392,809
Germany                                          1.3%       4,359,581
Australia                                        0.8%       2,601,148
Italy                                            0.7%       2,493,157
Austria                                          0.3%       1,154,075
Singapore                                        0.2%         771,600

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2000
(EXPRESSED IN UNITED STATES DOLLARS)
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $304,453,721)        $350,226,346
Cash                                             2,811
Foreign currency, at value
   (identified cost, $7,602)                     7,332
Receivable for investments sold              3,054,690
Dividends receivable                           265,706
Tax reclaim receivable                          29,397
Deferred organization expenses                     239
------------------------------------------------------
TOTAL ASSETS                              $353,586,521
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $ 18,898,225
Payable to affiliate for Trustees' fees          3,993
Accrued expenses                                72,921
------------------------------------------------------
TOTAL LIABILITIES                         $ 18,975,139
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $334,611,382
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $288,827,761
Net unrealized appreciation (computed on
   the basis of identified cost)            45,783,621
------------------------------------------------------
TOTAL                                     $334,611,382
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2000
(EXPRESSED IN UNITED STATES DOLLARS)
Investment Income
-----------------------------------------------------
Interest                                  $ 1,310,711
Dividends (net of foreign
   taxes, $75,532)                          1,155,117
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 2,465,828
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 1,836,584
Administration fee                            614,327
Trustees fees and expenses                     21,615
Custodian fee                                 267,525
Legal and accounting services                  31,148
Amortization of organization expenses           1,244
Miscellaneous                                     965
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,773,408
-----------------------------------------------------

NET INVESTMENT LOSS                       $  (307,580)
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $24,631,644
   Foreign currency and forward foreign
      currency exchange
      contract transactions                  (362,115)
-----------------------------------------------------
NET REALIZED GAIN                         $24,269,529
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $24,642,580
   Foreign currency and forward foreign
      currency exchange contracts              10,637
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $24,653,217
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $48,922,746
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $48,615,166
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

(EXPRESSED IN UNITED STATES DOLLARS)

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2000  AUGUST 31, 1999
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $      (307,580) $      (269,466)
   Net realized gain                           24,269,529       11,701,774
   Net change in unrealized
      appreciation (depreciation)              24,653,217       18,617,351
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $    48,615,166  $    30,049,659
--------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   251,844,764  $    32,069,062
   Withdrawals                                (63,110,419)     (18,413,197)
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   188,734,345  $    13,655,865
--------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $   237,349,511  $    43,705,524
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $    97,261,871  $    53,556,347
--------------------------------------------------------------------------
AT END OF YEAR                            $   334,611,382  $    97,261,871
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------
                                    2000         1999        1998        1997        1996(1)
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           1.13%       1.36%       1.44%       1.48%         1.52%(2)
   Net investment income
      (loss)                         (0.13)%     (0.38)%      0.01%      (0.04)%        0.07%(2)
Portfolio Turnover                     173%        131%        157%        160%          115%
----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $334,611     $97,262     $53,556     $51,374       $42,703
----------------------------------------------------------------------------------------------

 (1) For the period from the start of business, September 18, 1995, to August 31, 1996.
 (2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
-------------------------------------------
   Information Age Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 1, 1995, seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures -- Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending upon whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended August 31, 2000, $2,252 credit balances were used to reduce the Portfolio's custodian fee.

 I Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Other -- Investment transactions are accounted for on a trade date basis.
   Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM (the Advisers), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2000, the adviser fee was 0.75% of average net assets for such period and amounted to $1,836,584. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2000, the administration fee was 0.25% of average net assets for such period and amounted to $614,327. Except as to the Trustees of the Portfolio who are not members of the Advisers, or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

   Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2000, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $564,097,530 and $391,663,867, respectively, for the year ended August 31, 2000.

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2000, as computed on a federal income tax basis are as follows:

    AGGREGATE COST                            $304,462,007
    ------------------------------------------------------
    Gross unrealized appreciation             $ 57,720,717
    Gross unrealized depreciation              (11,956,378)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 45,764,339
    ------------------------------------------------------

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   The Portfolio did not have any open obligations under these financial instruments at August 31, 2000.

7 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2000.

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF INFORMATION AGE PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of the Information Age Portfolio (the "Portfolio") at August 31, 2000, and the results of its operations, the changes in net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 31, 2000

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE INFORMATION AGE FUND

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INFORMATION AGE PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Duncan W. Richardson
Vice President and
Co-Portfolio Manager

Hon. Robert Lloyd George
Vice President and Trustee

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Hon. Edward K.Y. Chen
President of Lingnan College,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

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


SPONSOR AND MANAGER OF EATON VANCE
INFORMATION AGE FUND AND ADMINISTRATOR OF
INFORMATION AGE PORTFOLIO
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109



CO-ADVISERS OF INFORMATION AGE PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
3808 One Exchange Square
Central, Hong Kong



PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260



CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122



INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

EATON VANCE INFORMATION AGE FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109



--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------


424-10/00                                                                 IASRC